UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 5, 2022
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.
On May 25, 2022, Green Plains Inc. (the “Company”), gave notice calling for the redemption of all its outstanding 4.00% Convertible Senior Notes due 2024 (the “2024 Convertible Notes”), totaling an aggregate principal amount of $64.0 million, pursuant to the provisional “optional redemption” right outlined in the indenture governing the 2024 Convertible Notes. The 2024 Convertible Notes were convertible by the holders thereof into shares of the Company’s common stock (“Common Stock”) at the conversion rate of 66.4178 shares of Common Stock for each $1,000 principal amount of 2024 Convertible Notes converted.
From July 1, 2022 through July 8, 2022, all $64.0 million of the 2024 Convertible Notes have been submitted for conversion into Common Stock, with such conversions exceeding 1% of the shares of Common Stock of the Company on July 5, 2022. Set forth below is a chart that describes the aggregate principal amount of 2024 Convertible Notes converted on each conversion date and the resulting number of shares issued in connection with such conversions:

Conversion Date	Principal Amount of Convertible Notes Converted	Number of Shares of Common Stock Issued
7/1/2022	$1,820,000	120,880
7/5/2022	$27,770,000	1,844,418
7/6/2022	$29,410,000	1,953,345
7/7/2022	$—	—
7/8/2022	$5,000,000	332,089
Total	$64,000,000	4,250,732
The shares of Common Stock were issued solely to former holders of the 2024 Convertible Notes upon conversion pursuant to the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1993, as amended. This exemption is available to the Company because the shares of Common Stock were exchanged by the Company with its existing security holders in accordance with the terms of the indenture governing the notes with no commission or other remunerations being paid or given for soliciting such an exchange.
All $64.0 million of the 2024 Convertible Notes have been retired effective July 8, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: July 11, 2022	By:	/s/ G. Patrich Simpkins Jr.
G. Patrich Simpkins Jr.
Chief Financial Officer (Principal Financial Officer)